Item 24(b)
                                                   Other Exhibits (a)

                              POWER OF ATTORNEY

The undersigned hereby constitute and appoint Marie E. Connolly, Richard W. Ingram, Christopher J. Kelly, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. DiMartino
______________________________          February 12, 1998
Joseph S. DiMartino

/s/ Gordon J. Davis
______________________________          February 12, 1998
Gordon J. Davis

/s/ David P. Feldman
______________________________          February 12, 1998
David P. Feldman

/s/ Lynn Martin
______________________________          February 12, 1998
Lynn Martin

/s/ Daniel Rose
______________________________          February 12, 1998
Daniel Rose

/s/ Philip L. Toia
______________________________          February 12, 1998
Philip L. Toia

/s/ Sander Vanocur
______________________________          February 12, 1998
Sander Vanocur

/s/ Anne Wexler
______________________________          February 12, 1998
Anne Wexler

/s/ Rex Wilder
______________________________          February 12, 1998
Rex Wilder



                                  EXHIBIT A


              Dreyfus 100% U.S. Treasury Intermediate Term Fund
                  Dreyfus 100% U.S. Treasury Long Term Fund
                  Dreyfus 100% U.S. Treasury Money Market Fund
                  Dreyfus 100% U.S. Treasury Short Term Fund
                           Dreyfus BASIC GNMA Fund
              Dreyfus Florida Intermediate Municipal Bond Fund
                 Dreyfus Florida Municipal Money Market Fund
                         Dreyfus Global Growth Fund
                Dreyfus New Jersey Municipal Bond Fund, Inc.
                Dreyfus New York Insured Tax Exempt Bond Fund
                   Dreyfus Premier International Funds, Inc.